UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2015

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike South Glastonbury, CT 06073
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (860) 430-1520

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On January 25, 2015 (the “Effective Date”), the Board of Directors (“Board”) of CÜR Media, Inc. (the “Company,” “we,” “us,” or “our”) adopted the 2015 Equity Incentive Plan (the “2015 Plan”), to provide the Company with flexibility in its ability to motivate, attract, and retain the services of members of the Board, key employees and consultants. The 2015 Plan is subject to approval by the Company’s stockholders within 12 months after the Effective Date. In the event that stockholder approval is not obtained within 12 months after the Effective Date, all incentive stock options granted under the 2015 Plan shall be treated as non-qualified stock options. Notwithstanding any other provisions of the 2015 Plan, no awards shall be exercisable until the date of such stockholder approval.

Administration

The compensation committee of the Board (“Committee”), or the Board in the absence of such a Committee, will administer the 2015 Plan. Subject to the terms of the 2015 Plan, the Committee, or the Board in the absence of such a Committee, has complete authority and discretion to determine the terms of awards under the 2015 Plan.

Shares Reserved Under the 2015 Plan

A total of 4,000,000 shares of our common stock, $0.0001 par value per share (“Common Stock”), are reserved for issuance under the 2015 Plan. If an award granted under the 2015 Plan lapses, expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2015 Plan.

Grants

The 2015 Plan authorizes the grant to participants of non-qualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”), and stock appreciation rights, as described below:

•

Options granted under the 2015 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our Common Stock covered by an option cannot be less than the fair market value of our Common Stock on the date of grant unless otherwise agreed to at the time of the grant.

•

Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Committee, or the Board in the absence of such a Committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•

The Committee, or the Board in the absence of such a Committee, may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•

The 2015 Plan authorizes the granting of stock awards. The Committee, or the Board in the absence of such a Committee, will establish the number of shares of our Common Stock to be awarded and the terms applicable to each award, including performance restrictions.

•

Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of our Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our Common Stock on the date of exercise of the SAR and the market price of a share of our Common Stock on the date of grant of the SAR.

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Duration, Amendment, and Termination

The Board has the power to amend, suspend or terminate the 2015 Plan without stockholder approval or ratification at any time or from time to time. However, no change may be made that materially increases the total number of shares of our Common Stock reserved for issuance under the 2015 Plan, or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders. Unless sooner terminated, the 2015 Plan would terminate ten years after the Effective Date.

Adjustments

The number of shares of our Common Stock subject to the 2015 Plan, any number of shares subject to any numerical limit in the 2015 Plan, and the number of shares and terms of any award will be adjusted in the event of any change in our outstanding our Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

The 2015 Plan is filed as Exhibit 10.1 to this report and incorporated herein by reference. The Form of Non-Qualified Stock Option Agreement is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

Effective as of September 25, 2015, we terminated the Consulting Agreement (the “Consulting Agreement”), dated March 25, 2015, by and between John A. Lack and the Company. The Consulting Agreement was terminated in connection with Mr. Lack’s resignation as a member of the Company’s Board.

Item 3.02. Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

The grant of non-qualified stock options to Sanjan Dhody in connection with his appointment as a member of the Company’s Board was exempt from the registration under Rule 701 under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction pursuant to compensatory benefit plans and contracts relating to compensation as provided under Rule 701, or under Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving any public offering.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 25, 2015, John A. Lack resigned as our Chairman of the Board and Secretary. Mr. Lack’s resignation was for personal reasons and did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective as of Mr. Lack’s resignation as Chairman of the Board, the Board appointed Thomas Brophy, our current President and Chief Executive Officer, as Chairman of the Board.

In addition, as of Mr. Lack’s resignation as Secretary, the Board appointed Kelly Sardo, our current Chief Financial Officer and Treasurer, as Secretary.

On September 25, 2015, the Board appointed Sanjan Dhody as a member of the Board, to fill the vacancy on the Board resulting from Mr. Lack’s resignation, to serve until his successor shall be duly appointed, unless he resigns, is removed from office, or are otherwise disqualified from serving as a director of the Company.

Sanjan Dhody, 44, has been a Managing Director at Deutsche Bank since 2005. His team advises some of the wealthiest families in the U.S., Europe and Latin America.  He was ranked by Barron's as the number 1 advisor in Florida in 2013 and one of the top 15 advisors in the U.S. in 2014. Prior to joining Deutsche Bank, Mr. Dhody led a team at Lehman Brothers Private Client Group where he built a significant High Net Worth advisory practice complemented by a focus on equity, fixed income and structured solutions for sophisticated investors. Before joining Lehman Brothers in 1996, he worked at Citicorp Global Emerging Markets Group in London. He has also served on the New York Committee of Human Rights Watch. Mr. Dhody received his MBA from Richmond College, London - UK and a BBA (hons) from St. Xaviers College, Calcutta University India.

Based upon information requested from and provided by Mr. Dhody concerning his background, employment and affiliations, including family relationships, the Board determined that Mr. Dhody would qualify as “independent” as that term is defined by Nasdaq Listing Rule 5605(a)(2).

In connection with his appointment as member of the Board, we granted Mr. Dhody, under the 2015 EIP, 10-year non-qualified options to purchase 250,000 shares of the Corporation’s Common Stock, at an exercise price of $0.57, the market price of our Common Stock on the OTCQB on the date of grant, 50% of which shall vest on the date of grant, and the remainder of which shall vest pro rata on a monthly basis for the two years thereafter; provided, however, that none of the options are exercisable until the date the Company’s stockholders approve the 2015 Plan.

There are no other arrangements or understandings between Mr. Dhody and any other person pursuant to which he was appointed as a director of the Company. In addition, there are no family relationships between Mr. Dhody and any of the Company’s other officers or directors.

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2015, we amended and restated our Bylaws (the “Amended and Restated Bylaws”) in their entirety. The Amended and Restated Bylaws were approved and adopted by our Board. The Amended and Restated Bylaws, among other things, provide that:

•	Each annual meeting of stockholders of the Company shall be within 13 months of the last annual meeting of stockholders;

•

Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Board or (ii) by any stockholder of record of the Company who is entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1.2 of the Amended and Restated Bylaws;

•

For nominations or business to be properly brought before an annual meeting of stockholders by a stockholder of record, (i) the stockholder must give timely notice thereof in writing to the Secretary of the Company (generally, to be timely, the notice must be received by the Secretary at the principal executive offices of the Company not less than 90 or more than 120 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders ), (ii) any such business must be a proper matter for stockholder action under Delaware law and (iii) the stockholder’s notice must include the information required by Section 1.2 of the Amended and Restated Bylaws;

•

A person is not eligible for election or re-election as a director at an annual meeting of stockholders unless the person is nominated (i) by a stockholder of record in accordance with clause (iii) of Section 1.2(a) of the Amended and Restated Bylaws or (ii) by or at the direction of the Board (or a duly authorized committee thereof);

•

Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 1.2 of the Amended and Restated Bylaws;

•

Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board (or a duly authorized committee thereof) or (b) by any stockholder of record who is entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1.2 of the Amended and Restated Bylaws;

•

For nominations to be properly brought before a special meeting of stockholders by a stockholder of record, (i) the stockholder must give timely notice thereof in writing to the Secretary of the Company (generally, to be timely, the notice must be received by the secretary at the principal executive offices of the Company not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting) and (ii) the stockholder’s notice must include the information required by Section 1.2 of the Amended and Restated Bylaws;

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•

A person is not eligible for election or re-election as a director at a special meeting of stockholders unless the person is nominated (i) by or at the direction of the Board (or a duly authorized committee thereof) or (ii) by a stockholder of record in accordance with the notice procedures set forth in Article I of the Amended and Restated Bylaws;

•

Subject to certain exceptions, special meetings of stockholders may be called only by (a) the Chairman of the Board, (b) the Chief Executive Officer of the Company or (c) the Board (the previous provision of the Bylaws provided that special meetings of stockholders may be called by the Chairman of the Board, the President, the Vice President (if any), or the Secretary of the Company at the request in writing of the majority of the members of the Board or holders of a majority of the total voting power of all outstanding shares of stock of the Company then entitled to vote);

•

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board (the previous provision of the Bylaws provided that only such business as is specified in the notice of special meeting shall come before such meeting);

•

At any meeting of the stockholders, the holders of shares of stock of the Company entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Company, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law (this provision is similar to the previous provision of the Bylaws);

•

Where a separate vote by one or more classes or series is required, the holders of shares of stock of the Company entitled to cast a majority of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter;

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All elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law, the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, all other matters shall be determined by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on the matter by the holders of all shares present in person or represented by proxy at the meeting and entitled to vote (the previous provision of the Bylaws provided that elections of directors shall be determined by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast);

•

Action may not be taken by stockholders without a meeting by a consent or consents in writing (the previous provision of the Bylaws provided that action could be taken by stockholders without a meeting by a consent or consents in writing);

•	Directors need not be stockholders to be qualified for election or service as a director of the Company;

•

Any one or more of the directors may be removed with cause only (i) by the affirmative vote of the holders of at least a majority of the voting power of the Company’s capital stock or (ii) by the action of the directors at a special meeting called for that purpose. Any one or more of the directors may be removed without cause by the affirmative vote of the holders of at least a majority of the voting power of the Company’s capital stock.

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•

Subject to certain exceptions, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board shall be filled only by a majority vote of the directors then in office or by a sole remaining director and not by stockholders, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires;

•

Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer of the Company or by two or more directors (the previous provision of the Bylaws provided that special meetings of the Board may be called by the Chairman of the Board, the President, or Secretary of the Company at the written request of two directors);

•	At any meeting of the Board, a majority of the total number of the whole Board shall constitute a quorum for all purposes (this provision is similar to the previous provision of the Bylaws);

•

At any meeting of the Board, all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in the Amended and Restated Bylaws or required by law (this provision is similar to the previous provision of the Bylaws);

•	The Board may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission (this provision is similar to the previous provision of the Bylaws);

•	Unless otherwise restricted by the Company’s Amended and Restated Certificate of Incorporation, the Board shall have the authority to fix the compensation of the directors;

•

The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or paid a stated salary or paid other compensation as directors;

•

The Chairman of the Board (i) shall be chosen by the Board, (ii) shall, if present, preside at all meetings of stockholders and the Board, (iii) shall, subject to the direction and control of the Board, be the Board’s representative and medium of communication, (iv) shall have such other powers and perform such other duties as may be delegated from time to time by the Board and (v) may be an officer of the Company;

•

The Board may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee (this provision is similar to the previous provision of the Bylaws);

•	One-third of the members of a committee of the Board shall constitute a quorum unless the committee shall consist of 1 or 2 members, in which event 1 member shall constitute a quorum;

•	All matters of a committee of the Board shall be determined by a majority vote of the members of the committee present (this provision is similar to the previous provision of the Bylaws);

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•	Action may be taken by any committee of the Board without a meeting if all members thereof consent thereto in writing or by electronic transmission;

•

The Board may have an Executive Committee, which has the authority to exercise all of the powers of the Board that may be delegated to a committee of the Board and perform such other duties and exercise such other powers as may be delegated to it expressly by the Board;

•

The officers of the Company shall consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and the other officers as may from time to time be appointed by the Board (the previous provision of the Bylaws did not require the Company to have a Chief Executive Officer or any Vice Presidents);

•

Each stockholder shall be entitled to a certificate signed by, or in the name of the Company by, the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him, her or it unless the Board provides by resolution that some or all of any or all classes or series of stock shall be uncertificated shares (this provision is similar to the previous provision of the Bylaws);

•	The Company will indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law, the Company’s directors and officers under certain circumstances;

•

The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss (this provision is similar to the previous provision of the Bylaws);

•

The Company may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of Article VIII of the Amended and Restated Bylaws with respect to the indemnification and advancement of expenses of directors and officers of the Company; and

•

The Board is expressly authorized to adopt, amend or repeal the Company’s Bylaws subject to the power of the Company’s stockholders to adopt, amend or repeal the Bylaws; provided, however, that with respect to the powers of the Company’s stockholders to adopt, amend or repeal the Bylaws, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Company entitled to vote generally in an election of directors, voting together as a single class, shall be required to adopt, amend or repeal the Company’s Bylaws (the previous provision of the Bylaws provided that the Bylaws could be amended by the Board, or by affirmative vote of the holders of a majority of the Company’s capital stock)

The Amended and Restated Bylaws are filed as Exhibit 3.1 to this report and incorporated herein by reference.

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Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 25, 2015, we adopted a Code of Business Conduct and Ethics (“Code of Ethics”) for our employees, officers and directors (including our principal executive officer, principal financial officer and principal accounting officer) that complies with regulations of the Securities and Exchange Commission (“SEC”). The Code of Ethics is available free of charge on our website at www.curmusic.com and is filed as an exhibit to this report. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC and any securities exchange on which our shares may be listed by filing such amendment or waiver with the SEC.

The Code of Ethics is filed as Exhibit 14.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws
10.1*	2015 Equity Incentive Plan
10.2	Form of Non-Qualified Stock Option Agreement
14.1	Code of Business Conduct and Ethics

* Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: September 29, 2015	By	/s/ Thomas Brophy
Thomas Brophy
Chief Executive Officer

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